SUPERIOR BANCORP

SUPR – NASDAQ Global Market

February 2008

Cautionary Statement Regarding Forward Looking Statements

Statements in this presentation that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Superior Bancorp cautions that such "forward looking statements," wherever they occur in this presentation or in other statements attributable to Superior Bancorp are necessarily estimates reflecting the judgment of Superior Bancorp's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the "forward looking statements." Such "forward looking statements" should, therefore, be considered in light of various important factors set forth from time to time in Superior Bancorp's reports and registration statements filed with the SEC. While it is impossible to list all such factors that could affect the accuracy of such "forward looking statements," some of those factors include general economic conditions, especially in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in the competitive environment in the markets served by Superior Bancorp; changes in the loan portfolio and the deposit base of Superior Bancorp; and changes due to natural disasters, such as hurricanes.

Superior Bancorp disclaims any intent or obligation to update “forward looking statements.”

SUPERIOR

Presentation Overview

I. Company History

II. 5-Year Plan of Value Creation

III. Current Franchise Update

IV. Balance Sheet Summary

V. 2007 Plan & Expectations

VI. Credit Quality

VII. Pro Forma Assessment

Company History



Huntsville
Birmingham
Montgomery
AL
FL
Panama City
Tallahassee

Jan. '05 Overview

Assets: $1.3B

Offices: 26 AL – 19

FL – 7

Total Depositors: 40,000

Challenges

Balance Sheet Funding

Credit Quality

Earnings

Franchise

SUPERIOR

5-Year Plan of Value Creation

	Status
➢ Focus on growth markets: NE Alabama, Florida	Done
➢ Re-engineer balance sheet	Done
➢ Seek strategic bank partners	Done
➢ Build bank to $3 billion in total assets	Done
➢ Add customers from merger chaos (Wachovia, Regions, Banco Bilbao, RBC Centura)	In Progress
➢ Achieve peer bank performance	In Progress

SUPERIOR

5-Year Plan: Strategic Chronology

		Status
2005:	Platform Stabilization	Done
	Balance Sheet Cleanup	Done
	Staffing Optimization	Done
2006:	Market Expansion	Done
	Growth thru Acquisitions	Done
2007:	Merger Integration	Done
	De Novo Branch Expansion	Done
	Trust Preferred Refinancing	Done
2008-2009:	Profitability Maximization	In Process
	Shareholder Value Maximization	In Process
	Stock Repurchase	In Process

SUPERIOR

Alabama Franchise


Huntsville
Birmingham
Montgomery
Legend (AL)
Current Superior Branches: 41
Planned Superior Branches: 3
1st Comm. Credit Offices: 15
Superior Fin. Co. Offices: 5
Loan Production Offices: 1

- Assets: $1.7B
- Current Offices: 41
- Depositors: 68,200
- 3 de novo branches planned: 1Q08 – 3Q08
- 20-office consumer finance company ($35MM outstanding)

SUPERIOR
Florida Franchise

- Assets: $1 billion
- Current Offices: 31
- Depositors: 23,700


Legend (FL)
Current Superior Branches: 31
Tallahassee
Panama City
Orlando
Tampa
Sarasota

SUPERIOR

Banking High Growth Markets

MSA	Projected 5 Year Growth in Population 2007-2012 (%)	2007 Total Population	Household Income 2007
Birmingham, AL Growth Corridor*	19.4	183,548	$66,467
Sarasota, FL	14.9	716,099	$51,324
Tampa-St. Petersburg, FL	11.3	2,765,528	$47,027
Panama City-Lynn Haven, FL	10.6	170,892	$44,008
Blount Co, AL	6.5	55,496	$41,205
Huntsville, AL	7.8	380,907	$50,326
US	*6.3*	*306,348,230*	*$53,154*

*Shelby County AL. Birmingham MSA projects 4.9% population growth on 1,115,659 people with $45,042 household income.
Source: SNL Financial

SUPERIOR
Summary Balance Sheet

January 2005	December 2007
➢ Total Assets: $1.3B	➢ Total Assets: $2.9B
➢ Total Loans: $0.9B	➢ Total Loans: $2.0B
➢ Total Deposits: $1.1B	➢ Total Deposits: $2.2B
➢ Depositors: 40,000	➢ Depositors: 91,900

Notes: 3Q 07 results estimated for post-merger using 12/31/06 data for SUPR, People's

Balance Sheet: Deposits

January 2005

$1.1 billion


Customer CD: 42%
Transaction: 39%
Brokered CD: 19%

December 2007

$2.2 billion


Customer CD: 53%
Transaction: 40%
Brokered CD: 7%

SUPERIOR

De Novo Branch Expansion Plan

New Branches Opened

Panama City, FL	$63.7M	deposits
Tallahassee, FL (2)	$41.2M	deposits
Huntsville, AL	$26.3M	deposits
Marianna, FL	$25.4M	deposits
Birmingham, AL	$ 7.1M	deposits
Hoover, AL	$ 6.4M	deposits
Tampa, FL	$ 5.0M	deposits
Trussville, AL	$ 4.8M	deposits
Hampton Cove, AL	$ 3.9M	deposits
Athens, AL	$ 3.3M	deposits
Inverness, FL	$ 2.1M	deposits
Homosassa, FL	$ 1.9M	deposits
Dunnellon, FL	$ 1.6M	deposits
Beverly Hills, FL	$ 1.3M	deposits
Cullman, AL	$ 1.2M	deposits
	$195.3M	**Total**

Planned 2008 Branches

New

- Arab, AL
- Chelsea, AL
- Madison, AL

Relocation

- Manatee, FL
- Athens, AL
- Albertville, AL

Total Investment	**$25 - $30 Million**
2007 NIE Impact	**$3 - $3.5 Million Pretax**
2008 Incremental NIE Impact	**$7 Million Pretax**

SUPERIOR

Balance Sheet: Loan Summary

January 2005

$930 million



Cons Mtg: 33%
C&I: 14%
Constr / Dev: 27%
Comm Mtg: 26%

December 2007

$2.0 billion



Cons Mtg: 27%
C&I: 11%
Constr / Dev: 33%
Comm Mtg: 29%

SUPERIOR

Balance Sheet: Loan Summary

Construction Loan Composition



Residential: 55%
Commercial: 45%

$665 Million outstanding
33% of loan portfolio

AL Const Loan Comp



Residential: 68%
Commercial: 32%

$296 Million outstanding
14.8% of loan portfolio

FL Const Loan Comp



Commercial: 55%
Residential: 45%

$369 Million outstanding
18.5% of loan portfolio

SUPERIOR

Credit Cycle Management (2005- Present)

- Identified and moved out riskiest loans in land, condos and development categories (2005)
- Tightened underwriting criteria for land, condos and development categories (2005)
- Very experienced Senior Management (29 average years)
- Seasoned, experienced Senior Lenders (26 average years)
- Active, daily monitoring of individual past due and classified loans
- Development of multi-option exit plans of stressed loans
- Early, aggressive workout management

SUPERIOR
Credit Quality Expectations



Non-Performing Assets
% of Total Loans + Non-Performing Assets
2.00%
1.50%
1.00%
0.50%
0.00%
1.06%
0.86%
0.91%
0.68%
0.56%
0.52%
0.45%
0.63%
0.61%
0.76%
1.24%
1.47%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07
Period Ending
Goal = 1.00%

12/31/07

	NPAs
AL Bank	0.77%
FL Bank	0.64%
CRE	0.02%
Finance Co	0.04%
Total	**1.47%**

SUPERIOR

Credit Quality Expectations



Net Charge-Off Trend
Percent of Average Loan Outstandings
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.93%
0.14%
0.31%
0.32%
0.25%
0.15%
0.23%
0.18%
0.15%
0.20%
0.24%
0.33%
Goal = 0.50%
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
Period Ending

2007 YE

	NCOs
AL Bank	0.18%
FL Bank	0.00%
Finance Co	0.06%
Total	**0.24%**

Credit Quality Expectations


30-89 DPD Loans
% of Total Loans + Non-Performing Assets
2.00%
1.50%
1.00%
0.50%
0.00%
0.54%
0.61%
0.29%
0.35%
0.34%
0.36%
0.51%
1.11%
0.76%
1.26%
1.61%
1.13%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07
Period Ending
Goal = 1.00%


90+ DPD Loans
% of Total Loans + Non-Performing Assets
0.30%
0.20%
0.10%
0.00%
0.00%
0.01%
0.01%
0.01%
0.00%
0.00%
0.00%
0.03%
0.01%
0.02%
0.29%
0.10%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07
Period Ending

SUPERIOR

Merger Customer Dislocation

Total assets in recent M&A:

❑ WACHOVIA	$ 53.9B
❑ REGIONS	$143.4B
❑ BBVA 150 años (Brùjula Bank)	$ 34.2B
❑ RBC / Alabama National	$ 7.9B
Total	$239.4B

Notes: All values as reported for most recent quarter pre-merger

SUPERIOR

In-Market Merger Chaos


"Sweet Home Canada."
alabama.
[It didn't sound right to us either.]
SUPERIOR BANK
Local. Friendly. Superior.

SUPERIOR

2008 Expectations

Initiatives

- Collect loans
- Optimize new branches
- Open three de novo branches in AL
- Steal merger customers
- Make money

SUPERIOR

Pro Forma Assessment

- Sizable operating platform
- Banking experience of personnel
- Economies of Northeast Alabama & Florida
- In-market customer merger dislocation

SUPERIOR BANCORP

NASDAQ Symbol: SUPR